Exhibit 99.2


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Annual Report of Creative Host Services, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Lynnette McCullough, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2003                            /s/ Lynnette McCullough
                                                ----------------------------
                                                Lynnette McCullough
                                                Chief Financial Officer



[A signed original of this written statement required by Section 906 has been provided to Creative Host Services, Inc. and will be retained by Creative Host Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]